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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) September 30, 2002
                                                        ------------------

                                FERRO CORPORATION
                                -----------------
             (Exact name of registrant as specified in its charter)

            Ohio                         1-584                   34-0217820
----------------------------          -----------            ------------------
(State or other jurisdiction          (Commission             (I.R.S. Employer
of incorporation)                     File Number)           Identification No.)

1000 Lakeside Avenue, Cleveland, OH                                 44114-1183
-----------------------------------                                 ----------
(Address of Principal Executive Office)                             (Zip Code)


Registrant's telephone number, including area code   (216) 641-8580
                                                     --------------


                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

On September 30, 2002, Ferro Corporation and certain of its subsidiaries (collectively, the "Company") completed the disposition of its powder coatings business (the "Powder Coatings Business") through four separate sales transactions. The aggregate cash purchase price for the Powder Coatings Business was $132,000,000, subject to adjustment, which was determined as a result of arms-length negotiations among the Company and the buyers of the Powder Coatings Business.

Pursuant to four separate purchase agreements, each dated August 2, 2002, the Company sold to Rohm and Haas Company, a Delaware corporation, certain assets and liabilities collectively constituting the Powder Coatings Business conducted in and from Europe, to International Paint, Inc., a Kentucky corporation, certain assets and liabilities collectively constituting the Powder Coatings Business conducted in and from North, Central and South America, to Akzo Nobel Sino Coatings B.V., a Dutch private company with limited liability, the Company's 100% equity interest in Ferro (Ningbo) Powder Coatings, Ltd., a Chinese wholly-owned foreign enterprise, through which the Company conducted, in part, its Powder Coatings Business in the Asia/Pacific region, and to Akzo Nobel Coatings International B.V., a Dutch private company with limited liability, the Company's 71.7% equity interest in LG Ferro Powder Coatings Ltd., a Korean limited liability company (yuhan hoesa), through which the Company conducted, in part, its Powder Coatings Business in the Asia/Pacific region.



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      Financial Statements of Business Acquired.

         Not Applicable

(b)      Pro forma financial information.


         The Powder Coatings business had sales of $175.2 million and $138.5 million for the twelve months ended December 31, 2001 and the nine months ended September 30, 2002, respectively. Earnings before income taxes of the Powder Coatings business were $12.0 million and $7.6 million for the twelve months ended December 31, 2001 and the nine months ended September 30, 2002, respectively. Following is a presentation of summary financial information reflecting the Powder Coatings business as discontinued operations for the periods presented. In addition, the Company has classified several other small businesses as discontinued based on the Company's intent to divest of such businesses over the next year. These businesses were previously included in the Coatings and Performance Chemicals segments.


                                                                                ($'s in thousands,
                                                                             except per share amounts)
                                                                           Year               Nine Months
                                                                          Ended                 Ended
                                                                     December 31, 2001    September 30, 2002
                                                                     -----------------    ------------------
Sales                                                                   $ 1,246,503          $ 1,162,246

Income from Continuing Operations                                            30,012               26,693

Discontinued Operations:
    Results of discontinued operations, net of tax                            9,185                6,590

    Gain on disposal of discontinued operations, net of tax                    --                 32,465
                                                                        -----------          -----------

Net Income                                                              $    39,197          $    65,748
                                                                        ===========          ===========


Earnings Per Share
    Basic:
      Income from:
        Continuing operations                                           $      0.79          $      0.66
        Discontinued operations                                                0.26                 1.04
                                                                        -----------          -----------
                                                                        $      1.05          $      1.70
    Diluted:
      Income from:
        Continuing operations                                           $      0.79          $      0.65
        Discontinued operations                                                0.25                 0.97
                                                                        -----------          -----------
                                                                        $      1.04          $      1.62

(c)      Exhibits.

         2.1 Asset Purchase Agreement, dated August 2, 2002, among Rohm and Haas Company, on one hand, and Ferro Corporation, Ferro Spain S.A., Ferro (Great Britain) Ltd., Ruhr-Pulverlack GmbH, and Ferro-Ruhr-Pulver Nordiska AB, on the other hand. (All appendices, other than Appendix A, Definitions, have been omitted, and Ferro Corporation will furnish to the Commission, upon request, a copy of any omitted appendix.)

         2.2 Purchase Agreement, dated August 2, 2002, among International Paint, Inc., on one hand, and Ferro Corporation, Ferro Enamel Argentina S.A. and Ferro Mexicana S.A. de C.V., on the other hand. (All appendices, other than Appendix A, Definitions, have been omitted, and Ferro Corporation will furnish to the Commission, upon request, a copy of any omitted appendix.)

         2.3 Purchase Agreement, dated August 2, 2002, between Akzo Nobel Sino Coatings B.V. and Ferro Corporation. (All appendices, other than Appendix A, Definitions, have been omitted, and Ferro Corporation will furnish to the Commission, upon request, a copy of any omitted appendix.)

         2.4 Share Purchase Agreement, dated August 2, 2002, between Akzo Nobel Coatings International B.V. and Ferro Corporation. (All appendices, other than Appendix A, Definitions, have been omitted, and Ferro Corporation will furnish to the Commission, upon request, a copy of any omitted appendix.)




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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  November 14, 2002                    FERRO CORPORATION

                                            /s/  BRET W. WISE
                                            -----------------------------------
                                            Bret W. Wise
                                            Senior Vice President and
                                            Chief Financial Officer